UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 3, 2005
                                                         ----------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         0-31565                06-1377322
----------------------------            ------------         -------------------
(State or other jurisdiction             Commission           (I.R.S. Employer
    of incorporation or                  File Number         Identification No.)
       organization)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K
                           --------------------------



ITEM 8.01    Other Events
             ------------

             On November 4, 2005, New York Community Bancorp, Inc. (the "Company") issued a press release announcing that its prospective acquisition of Long Island Financial Corp. was approved by the New York State Banking Department on November 3, 2005. The press release is attached hereto as
             Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01    Financial Statements and Exhibits
             ---------------------------------

      (c) Attached as Exhibit 99.1 is the press release issued by the Company on November 4, 2005.

                                    SIGNATURE
                                    ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


  November 4, 2005                         NEW YORK COMMUNITY BANCORP, INC.
--------------------
        Date
                                           /s/ Joseph R. Ficalora
                                          --------------------------------------
                                           Joseph R. Ficalora
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------



    99.1     Press release issued by the Company on November 4, 2005.